SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES (UNAUDITED) - Capitalized costs (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES (UNAUDITED)
Proved oil and natural gas properties	$ 6,933,071	$ 6,368,179
Total proved and unproved oil and natural gas properties	6,933,071	6,368,179
Less accumulated depletion and impairment	(6,142,978)	(5,426,488)
Net capitalized cost	$ 790,093	$ 941,691